UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

Littelfuse, Inc.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-20388	36-3795742
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

O’Hare Plaza
8755 West Higgins Road, Suite 500
Chicago, Illinois 60631
(Address of principal executive offices, including zip code)

(773) 628-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 10, 2012, Littelfuse, Inc. (the “Company”) will give a presentation to investors and analysts of the Company.  Attached hereto as Exhibit 99.1 and made part of this report is a copy of the power point presentation to be given by the Company.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibit

Exhibit No.	Description
99.1	Company Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC.
(Registrant)

Dated: December 10, 2012	By:	/s/ Philip G. Franklin
Philip G. Franklin
Vice President, Operations Support, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Company Investor Presentation